Exhibit 10.12

SUPPLEMENTAL AGREEMENT NO. 8

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GOL FINANCE LLP

Relating to Boeing Model 737-8EH Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the      day of                      2006, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GOL FINANCE LLP, a company organized under the laws of the United Kingdom (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement in order to meet Buyer’s request that Boeing provide support and assistance to the furtherance of Buyer’s business plans to initiate airline operations within the country of Mexico, and

WHEREAS, Boeing and Buyer have agreed to Buyer’s exercise of one (1) purchase right to become an additional firmly contracted Model 737-8EH aircraft, and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 8 (SA-8) into the Purchase Agreement.

2. Tables.

2.1 Remove and replace, in its entirety Table 3, Aircraft Delivery, Description, Price, and Advance Payments, with a new Table 3 (attached hereto) in order to include revision of the Block 3 aircraft to now include the addition of a firmly contracted November 2008 aircraft.

3. Exhibits.

3.1 Remove and replace, in its entirety, Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE1 (attached hereto) in order to incorporate the the addition of one (1) firmly contracted aircraft under this SA-8.

4. Letter Agreements.

4.1 Remove and replace Attachment A to Letter Agreement No. 6-1162-DME-0706R4, Purchase Right Aircraft, with a new Attachment A (attached hereto) to now reflect the exercise of one (1) purchase right to become a firmly contracted aircraft under this SA-8.

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By
Its	Attorney-In-Fact

GOL FINANCE LLP

By	Witness
Its	Witness

TABLE OF CONTENTS

SA NUMBER
ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-5
2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-7
3.	Aircraft Information Table 3 (Block 3 aircraft)	SA-8

EXHIBIT

A.	Aircraft Configuration	SA-5

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5

BFE1.	BFE Variables	SA-8

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

SUPPLEMENTAL AGREEMENT NUMBER
LETTER AGREEMENTS

2910-01	Customer Software

2910-02	Spares – Flight Crew Training Spare Parts Support

2910-03	Spares – Initial Provisioning

6-1162-DME-0706	Purchase Right Aircraft	SA-8

6-1162-DME-0707	Advance Payment Matters	SA-5

6-1162-DME-0708	Technical Matters

6-1162-DME-0710	Performance Guarantees

6-1162-DME-0711	Promotional Support

6-1162-DME-0712	Special Matters	SA-5

6-1162-DME-0713	Tailored Weight Program

6-1162-DME-0714	Demonstration Flight Waiver

6-1162-DME-0824	Special Matters	SA-7

6-1162-DME-0825	Market Risk - Escalation	SA-5

6-1162-DME-0841	Certain 2006 Aircraft Deliveries – Advance Payment Matters	SA-7

6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	__	________	2006

Airframe Model/MTOW:	737-800	155,500	Detail Specification:	D019A001-G (4/30/2004)

Engine Model:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:	Jul-04	ECI-MFG/CPI

			Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Price:		$58,854,000
Optional Features:		$613,400

Sub-Total of Airframe and Features:		$59,467,400	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	166.1
Aircraft Basic Price (Excluding BFE/SPE):		$59,467,400	Base Year Index (CPI):	184.1

Buyer Furnished Equipment (BFE) Estimate:		$1,294,000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$90,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Sep-2008	1	1.1454	$68,114,000	$591,140	$2,724,560	$3,405,700	$20,434,200
Nov-2008	1	1.1511	$68,453,000	$594,530	$2,738,120	$3,422,650	$20,535,900
Feb-2009	2	1.1596	$68,958,000	$599,580	$2,758,320	$3,447,900	$20,687,400
Mar-2009	1	1.1626	$69,137,000	$601,370	$2,765,480	$3,456,850	$20,741,100
Sep-2009	1	1.1792	$70,124,000	$611,240	$2,804,960	$3,506,200	$21,037,200

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GOL FINANCE LLP

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910-06

BFE1

BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete 2005

Galley Inserts	Complete 2005

Seats (passenger)	Complete 2005

Cabin Systems Equipment	Complete 2005

Miscellaneous Emergency Equipment	Complete 2005

Cargo Handling Systems	****N/A****

BFE1-1

BOEING PROPRIETARY

BOEING PROPRIETARY

2. On-dock Dates

On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Preliminary On-Dock Dates
Item	June 2006 (Early roll-out to support flight test, r/o 11/7/05) Aircraft
Seats	4/19/06
Galleys/Furnishings	10/14/05
Miscellaneous Emergency Equipment	10/14/05

* Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements. Estimated deferred on-dock date for floor lighting,	2/19/06

Electronics	8/21/05
Textiles/Raw Material	7/11/05

* All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock	1/9/06

Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

BFE1-2

BOEING PROPRIETARY

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	July 2006 (1) Aircraft	July 2006 (2) Aircraft
Seats	5/19/06	5/22/06
Galleys/Furnishings	5/12/06	5/15/06
Miscellaneous Emergency Equipment	5/12/06	5/15/06
Electronics	5/12/06	5/15/06
Textiles/Raw Material	2/8/06	2/9/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Preliminary On-Dock Dates
Item	August 2006 (1) Aircraft	August 2006 (2) Aircraft
Seats	6/21/06	6/22/06
Galleys/Furnishings	6/14/06	6/15/06
Miscellaneous Emergency Equipment	6/14/06	6/15/06
Electronics	4/21/06	4/21/06
Textiles/Raw Material	3/10/06	3/13/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-3

BOEING PROPRIETARY

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	September 2006 (1) Aircraft	September 2006 (2) Aircraft
Seats	7/21/06	7/24/06
Galleys/Furnishings	7/14/06	7/17/06
Miscellaneous Emergency Equipment	7/14/06	7/17/06
Electronics	5/21/06	5/24/06
Textiles/Raw Material	4/7/06	4/10/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Preliminary On-Dock Dates
Item	October 2006 (1) Aircraft	October 2006 (2) Aircraft
Seats	8/23/06	8/24/06
Galleys/Furnishings	8/16/06	8/17/06
Miscellaneous Emergency Equipment	8/16/06	8/17/06
Electronics	6/23/06	6/24/06
Textiles/Raw Material	5/15/06	5/11/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-4

BOEING PROPRIETARY

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	November 2006 (1) Aircraft	November 2006 (2) Aircraft
Seats	9/21/06	9/22/06
Galleys/Furnishings	9/14/06	9/15/06
Miscellaneous Emergency Equipment	9/14/06	9/15/06
Electronics	7/21/06	7/21/06
Textiles/Raw Material	6/8/06	6/9/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	March 2007 Aircraft	April 2007 Aircraft
Seats	1/23/07	2/20/07
Galleys/Furnishings	1/16/07	2/13/07
Miscellaneous Emergency Equipment	1/16/07	2/13/07
Electronics	11/23/06	1/16/07
Textiles/Raw Material	9/21/06	10/30/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-5

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2007 (1) Aircraft	July 2007 (2) Aircraft
Seats	5/22/07	5/23/07
Galleys/Furnishings	5/15/07	5/16/07
Miscellaneous Emergency Equipment	5/15/07	5/16/07
Electronics	3/22/07	3/23/07
Textiles/Raw Material	2/8/07	2/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	August 2007 Aircraft	September 2007 Aircraft
Seats	6/21/07	7/21/07
Galleys/Furnishings	6/14/07	7/14/07
Miscellaneous Emergency Equipment	6/14/07	7/14/07
Electronics	4/20/07	5/21/07
Textiles/Raw Material	3/12/07	4/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-6

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	October 2007 (1) Aircraft	October 2007 (2) Aircraft
Seats	8/23/07	8/24/07
Galleys/Furnishings	8/16/07	8/17/07
Miscellaneous Emergency Equipment	8/17/07	8/17/07
Electronics	6/22/07	6/25/07
Textiles/Raw Material	5/10/07	5/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	October 2007 (3) Aircraft	November 2007 (1) Aircraft
Seats	8/27/07	9/21/07
Galleys/Furnishings	8/20/07	9/14/07
Miscellaneous Emergency Equipment	8/20/07	9/14/07
Electronics	6/27/07	7/21/07
Textiles/Raw Material	5/14/07	6/8/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFEI-7

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	November 2007 (2) Aircraft	December 2007 (1) Aircraft
Seats	9/24/07	10/23/07
Galleys/Furnishings	9/17/07	10/16/07
Miscellaneous Emergency Equipment	9/17/07	10/16/07
Electronics	7/24/07	8/23/07
Textiles/Raw Material	6/11/07	7/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	December 2007 (2) Aircraft	January 2008 (1) Aircraft
Seats	10/24/07	11/21/07
Galleys/Furnishings	10/17/07	11/14/07
Miscellaneous Emergency Equipment	10/17/07	11/14/07
Electronics	8/24/07	9/14/07
Textiles/Raw Material	7/12/07	8/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-8

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	January 2008 (2) Aircraft	April 2008 (1) Aircraft
Seats	11/22/07	2/22/08
Galleys/Furnishings	11/15/07	2/15/08
Miscellaneous Emergency Equipment	11/15/07	2/15/08
Electronics	11/15/07	12/21/07
Textiles/Raw Material	8/10/07	10/31/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	April 2008 (2) Aircraft	July 2008 Aircraft
Seats	2/25/08	5/22/08
Galleys/Furnishings	2/18/08	5/15/08
Miscellaneous Emergency Equipment	2/18/08	5/15/08
Electronics	1/2/08	3/21/08
Textiles/Raw Material	11/3/07	2/8/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-9

BOEING PROPRIETARY

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	August 2008 (1) Aircraft	August 2008 (2) Aircraft
Seats	6/23/08	6/24/08
Galleys/Furnishings	6/16/08	6/17/08
Miscellaneous Emergency Equipment	6/16/08	6/17/08
Electronics	4/23/08	4/24/08
Textiles/Raw Material	3/13/08	3/14/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	September 2008 Aircraft	Aircraft
Seats	7/23/08
Galleys/Furnishings	7/16/08
Miscellaneous Emergency Equipment	7/16/08
Electronics	5/23/08
Textiles/Raw Material	4/9/08
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

BFE1-10

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	November 2008 (1) Aircraft	November 2008 (2) Aircraft
Seats	9/22/08	9/23/08
Galleys/Furnishings	9/15/08	9/16/08
Miscellaneous Emergency Equipment	9/15/08	9/16/08
Electronics	7/22/08	7/23/08
Textiles/Raw Material	6/9/08	5/12/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	February 2009 (1) Aircraft	February 2009 (2) Aircraft
Seats	12/15/08	12/16/08
Galleys/Furnishings	12/8/08	12/9/08
Miscellaneous Emergency Equipment	12/8/08	12/9/08
Electronics	10/15/08	10/16/08
Textiles/Raw Material	8/29/08	9/2/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-11

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	March 2009 Aircraft	Aircraft
Seats	1/22/09
Galleys/Furnishings	1/15/09
Miscellaneous Emergency Equipment	1/15/09
Electronics	11/21/08
Textiles/Raw Material	9/30/08
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

Item	Preliminary On-Dock Dates
	April 2009 Aircraft	May 2009 Aircraft
Seats	2/19/09	3/23/09
Galleys/Furnishings	2/12/09	3/16/09
Miscellaneous Emergency Equipment	2/19/09	3/16/09
Electronics	12/19/08	1/23/09
Textiles/Raw Material	10/28/08	12/2/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BFE1-12

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	July 2009 Aircraft	August 2009 Aircraft
Seats	5/22/09	6/24/09
Galleys/Furnishings	5/15/09	6/17/09
Miscellaneous Emergency Equipment	5/15/09	6/17/09
Electronics	3/23/09	6/17/09
Textiles/Raw Material	2/6/09	3/13/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates
	September 2009 Aircraft	Aircraft
Seats	7/23/09
Galleys/Furnishings	7/16/09
Miscellaneous Emergency Equipment	7/16/09
Electronics	5/22/09
Textiles/Raw Material	4/9/09
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

Item	Preliminary On-Dock Dates
	October 2009 Aircraft	December 2009 Aircraft
Seats	8/21/09	10/22/09
Galleys/Furnishings	8/14/09	10/15/09
Miscellaneous Emergency Equipment	8/14/09	10/15/09
Electronics	6/22/09	8/21/09
Textiles/Raw Material	5/8/09	8/6/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

** - Preliminary on-dock dates for delivery positions beyond this point are not available as they are outside the current production schedule. On-dock dates will be available in My Boeing Configuration (MBC) as each aircraft implements into the Integrated BFE Accountability System (IBAS).

BFE1-13

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	May 2010 Aircraft	June 2010 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
	July 2010 Aircraft	August 2010 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-14

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	September 2010 Aircraft	October 2010 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item	Preliminary On-Dock Dates
	November 2010 Aircraft	December 2010 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-15

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	February 2011 Aircraft	April 2011 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Preliminary On-Dock Dates
Item	May 2011 Aircraft	June 2011 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-16

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	August 2011 Aircraft	October 2011 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Preliminary On-Dock Dates
Item	November 2011 Aircraft	April 2012 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-17

BOEING PROPRIETARY

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	May 2012 Aircraft	June 2012 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Preliminary On-Dock Dates
Item	July 2012 Aircraft	August 2012 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

BFE1-18

BOEING PROPRIETARY

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	September 2012 Aircraft	October 2012 Aircraft
Seats
Galleys/Furnishings
Miscellaneous Emergency Equipment
Electronics
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

3. Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

BFE1-19

BOEING PROPRIETARY

Attachment A to

6-1162-DME-0706R4

Record of Purchase Right Aircraft Exercised

Document Description	Effective Date		Aircraft Exercised	Remaining Un-exercised Aircraft
PA-2910	17 May	2004	0	28
SA-1	16 July	2004	2	26
SA-2	20 January	2005	0	46
SA-2	20 January	2005	4	42
SA-3	07 March	2005	5	37
SA-4	24 March	2005	4	33
SA-5 1/4	25 July	2005	30	41
SA-6	26 August	2005	30	41
SA-7	18 November	2005	5	36
SA-8	__ _______	2006	1	35